Exhibit 99.4

ISDA Master Agreement

(Multicurrency—Cross Border)

ISDA®
International Swap Dealers Association, Inc.
MASTER AGREEMENT

dated as of                      June 29, 2007

among
THE ROYAL BANK OF SCOTLAND PLC	and	THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007- HY6
(Party A)		(Party B)

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:  —

1.	Interpretation

(a)           Definitions.  The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b)           Inconsistency.  In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail.  In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c)           Single Agreement.  All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2.	Obligations

(a)           General Conditions.

(i)           Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii)           Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii)           Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

Copyright © 1992 by International Swap Dealers Association, Inc.

(b)           Change of Account.  Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)           Netting.  If on any date amounts would otherwise be payable:  —

(i)           in the same currency; and

(ii)           in respect of the same Transaction,

by each party to the other, then, on such date, each party’s obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction.  The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date).  This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)           Deduction or Withholding for Tax.

(i)           Gross-Up.  All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect.  If a party is so required to deduct or withhold, then that party (“X”) will:  —

(1)           promptly notify the other party (“Y”) of such requirement;

(2)           pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

(3)           promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

(4)           if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required.  However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:

(A)           the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

(B)           the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

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(ii)           Liability.  If:  —

(1)           X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2)           X does not so deduct or withhold; and

(3)           a liability resulting from such Tax is assessed directly against X,

then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)           Default Interest; Other Amounts.  Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate.  Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.  If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.	Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:  —

(a)           Basic Representations.

(i)           Status.  It is duly organized and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

(ii)           Powers.  It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

(iii)           No Violation or Conflict.  Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv)           Consents.  All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v)           Obligations Binding.  Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

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(b)           Absence of Certain Events.  No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c)           Absence of Litigation.  There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d)           Accuracy of Specified Information.  All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)           Payer Tax Representation.  Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)           Payee Tax Representations.  Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.	Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:  —

(a)           Furnish Specified Information.  It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:

(i)           any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii)           any other documents specified in the Schedule or any Confirmation; and

(iii)           upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b)           Maintain Authorisations.  It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c)           Comply with Laws.  It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d)           Tax Agreement.  It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)           Payment of Stamp Tax.  Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located (“Stamp Tax Jurisdiction”) and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party’s execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.	Events of Default and Termination Events

(a)           Events of Default.  The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an “Event of Default”) with respect to such party:

(i)           Failure to Pay or Deliver.  Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii)           Breach of Agreement.  Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii)           Credit Support Default.

(1)           Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

(2)           the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

(3)           the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv)           Misrepresentation.  A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v)           Default under Specified Transaction.  The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi)           Cross Default.  If “Cross Default” is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

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 described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii)           Bankruptcy.  The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:  —

(1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii)           Merger Without Assumption.  The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:  —

(1)           the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

(2)           the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b)           Termination Events.  The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

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Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:  —

(i)           Illegality.  Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):  —

(1)           to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

(2)           to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

(ii)           Tax Event.  Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law,  the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii)           Tax Event Upon Merger.  The party (the “Burdened Party”) on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv)           Credit Event Upon Merger.  If “Credit Event Upon Merger” is specified in the Schedule as applying to the party, such party (“X”), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

(v)           Additional Termination Event.  If any “Additional Termination Event” is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c)           Event of Default and Illegality.  If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

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6.	Early Termination

(a)           Right to Terminate Following Event of Default.  If at any time an Event of Default with respect to a party (the “Defaulting Party”) has occurred and is then continuing, the other party (the “Non-defaulting Party”) may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions.  If, however, “Automatic Early Termination” is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)           Right to Terminate Following Termination Event.

(i)           Notice.  If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

(ii)           Transfer to Avoid Termination Event.  If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii)           Two Affected Parties.  If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv)           Right to Terminate.  If:  —

(1)           a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2)           an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then

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continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)           Effect of Designation.

(i)           If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

(ii)           Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement.  The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)           Calculations.

(i)           Statement.  On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid.  In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

(ii)           Payment Date.  An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate.  Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e)           Payments on Early Termination.  If an Early Termination Date occurs, the following provisions shall apply based on the parties’ election in the Schedule of a payment measure, either “Market Quotation” or “Loss”, and a payment method, either the “First Method” or the “Second Method”.  If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that “Market Quotation” or the “Second Method”, as the case may be, shall apply.  The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i)           Events of Default.  If the Early Termination Date results from an Event of Default:  —

(1)           First Method and Market Quotation.  If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2)           First Method and Loss.  If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party’s Loss in respect of this Agreement.

(3)           Second Method and Market Quotation.  If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

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 Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.  If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(4)           Second Method and Loss.  If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party’s Loss in respect of this Agreement.  If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii)           Termination Events.  If the Early Termination Date results from a Termination Event:  —

(1)           One Affected Party.  If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2)           Two Affected Parties.  If there are two Affected Parties:  —

(A)           if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount (“X”) and the Settlement Amount of the party with the lower Settlement Amount (“Y”) and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

(B)           if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss (“X”) and the Loss of the party with the lower Loss (“Y”).

If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii)           Adjustment for Bankruptcy.  In circumstances where an Early Termination Date occurs because “Automatic Early Termination” applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv)           Pre-Estimate.  The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty.  Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

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7.	Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:  —

(a)           a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b)           a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.	Contractual Currency

(a)           Payment in the Contractual Currency.  Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the “Contractual Currency”).  To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement.  If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall.  If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b)           Judgments.  To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party.  The term “rate of exchange” includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c)           Separate Indemnities.  To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d)           Evidence of Loss.  For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

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9.	Miscellaneous

(a)           Entire Agreement.  This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b)           Amendments.  No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)           Survival of Obligations.  Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)           Remedies Cumulative.  Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)           Counterparts and Confirmations.

(i)           This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(ii)           The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise).  A Confirmation shall he entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement.  The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f)           No Waiver of Rights.  A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g)           Headings.  The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.	Offices; Multibranch Parties

(a)           If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organization of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office.  This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)           Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c)           If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.	Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document

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to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.	Notices

(a)           Effectiveness.  Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:

(i)           if in writing and delivered in person or by courier, on the date it is delivered;

(ii)           if sent by telex, on the date the recipient’s answerback is received;

(iii)           if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine);

(iv)           if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v)           if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b)           Change of Addresses.  Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.	Governing Law and Jurisdiction

(a)           Governing Law.  This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b)           Jurisdiction.  With respect to any suit, action or proceedings relating to this Agreement (“Proceedings”), each party irrevocably:

(i)           submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

(ii)           waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c)           Service of Process.  Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings.  If for any

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reason any party’s Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party.  The parties irrevocably consent to service of process given in the manner provided for notices in Section 12.  Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d)           Waiver of Immunities.  Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.	Definitions

As used in this Agreement:  —

“Additional Termination Event” has the meaning specified in Section 5(b).

“Affected Party” has the meaning specified in Section 5(b).

“Affected Transactions” means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

“Affiliate” means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person.  For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Applicable Rate” means:  —

(a)           in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b)           in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c)           in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)           in all other cases, the Termination Rate.

“Burdened Party” has the meaning specified in Section 5(b).

“Change in Tax Law” means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

“consent” includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

“Credit Event Upon Merger” has the meaning specified in Section 5(b).

“Credit Support Document” means any agreement or instrument that is specified as such in this Agreement.

“Credit Support Provider” has the meaning specified in the Schedule.

“Default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

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“Defaulting Party” has the meaning specified in Section 6(a).

“Early Termination Date” means the date determined in accordance with Section 6(a) or 6(b)(iv).

“Event of Default” has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

“Illegality” has the meaning specified in Section 5(b).

“Indemnifiable Tax” means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

“law” includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and “lawful” and “unlawful” will be construed accordingly.

“Local Business Day” means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

“Loss” means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them).  Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies.  Loss does not include a party’s legal fees and out-of-pocket expenses referred to under Section 11.  A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable.  A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

“Market Quotation” means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers.  Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have

15

been required after that date.  For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.  The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree.  The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date.  The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other.  If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values.  If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations.  For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded.  If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

“Non-default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

“Non-defaulting Party” has the meaning specified in Section 6(a).

“Office” means a branch or office of a party, which may be such party’s head or home office.

“Potential Event of Default” means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Reference Market-makers” means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

“Relevant Jurisdiction” means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

“Scheduled Payment Date” means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

“Set-off” means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

“Settlement Amount” means, with respect to a party and any Early Termination Date, the sum of:  —

(a)           the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)           such party’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

“Specified Entity” has the meanings specified in the Schedule.

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“Specified Indebtedness” means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

“Specified Transaction” means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

“Stamp Tax” means any stamp, registration, documentation or similar tax.

“Tax” means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

“Tax Event” has the meaning specified in Section 5(b).

“Tax Event Upon Merger” has the meaning specified in Section 5(b).

“Terminated Transactions” means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if “Automatic Early Termination” applies, immediately before that Early Termination Date).

“Termination Currency” has the meaning specified in the Schedule.

“Termination Currency Equivalent” means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the “Other Currency”), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m.  (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date.  The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

“Termination Event” means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

“Termination Rate” means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

“Unpaid Amounts” owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

17

 value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate.  Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed.  The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

THE ROYAL BANK OF SCOTLAND PLC		THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007- HY6

(Party A)		(Party B)

By:	/s/ David E. Wagner	By:	/s/ Matthew Sabino
	Name: David E. Wagner		Name: Matthew Sabino
	Title: Managing Director		Title: Assistant Treasurer

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(Multicurrency-Cross Border)

SCHEDULE
to the
Master Agreement
dated as of June 29, 2007
between
THE ROYAL BANK OF SCOTLAND PLC (“Party A”),
and
THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as
Supplemental Interest Trustee for Alternative Loan Trust 2007- HY6
(“Party B”)

All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement for Alternative Loan Trust 2007-HY6 dated as of June 1, 2007 among CWALT, Inc. as depositor, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the “Pooling and Servicing Agreement”).

Part 1: Termination Provisions

For the purposes of this Agreement:

(a)           “Specified Entity” will not apply to Party A or Party B for any purpose.

(b)           “Specified Transaction” will not apply to Party A or Party B for any purpose.

(c)	Events of Default.

The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)	The “Failure to Pay or Deliver” provisions of Section 5(a)(i) will apply to Party A and will apply to Party B.

(ii)	The “Breach of Agreement” provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

(iii)
The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (i) (A) a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A, (ii) an S&P Required Ratings Event has occurred and been continuing for 10 or more Local Business Days or (iii) (A) a Fitch Required Ratings Event has occurred and been continuing for 30 or more calendar days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(iv)	The “Misrepresentation” provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)	The “Default under Specified Transaction” provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

(vi)	The “Cross Default” provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

“Specified Indebtedness” will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A’s banking business.

“Threshold Amount” means with respect to Party A an amount equal to three percent (3%) of the shareholders’ equity of Party A or, if applicable, the Eligible Guarantor of Party A, in each case as set forth in such entity’s most recent audited annual financial statements.

(vii)
The “Bankruptcy” provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement), (7) and (9) will not apply to Party B; provided that, with respect to Party B only, (i) Section 5(a)(vii)(4) is hereby amended by adding after the words “against it” the words “(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)” and (ii) Section 5(a)(vii)(8) is hereby amended by deleting the words “to (7) (inclusive)” and inserting in lieu thereof “, (3), (4) as amended, (5) and (6) as amended”.

(viii)	The “Merger Without Assumption” provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)	Termination Events.

The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to “Illegality” the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

(i)           The “Illegality” provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

(ii)
The “Tax Event” provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)” and the “Tax Event” provisions of Section 5(b)(ii) will apply to Party B.

(iii)
The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(iv)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)
Market Quotation will apply, provided, however, that, if an Early Termination Date has been designated by Party B in respect of a Derivative Provider Trigger Event, the following provisions will apply:

(A)	The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

(B)	The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

(a)
If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the “Latest Settlement Amount Determination Day”), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(b)
If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

(c)
If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Settlement Amount shall equal Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(C)
Party B shall request Party A in writing within two Local Business Days of the day on which such Early Termination Date is designated to obtain Market Quotations and Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

(D)	If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

“(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I).”

(E)
At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

(ii)	The Second Method will apply.

(iii)
Party A and Party B agree that, notwithstanding anything in this Agreement to the contrary, in the event that an Early Termination Date has been designated (regardless of whether Party A or Party B is the Defaulting Party or Affected Party, as a result of a Derivative Provider Trigger Event or otherwise), (i) the amount payable under Section 6(e) in respect of each Transaction shall be calculated and paid as if each such Transaction was subject to a separate ISDA Master Agreement and (ii) such amount shall not be subject to any right of Set-off.

(g)           “Termination Currency” means USD.

(h)           Additional Termination Events.  Additional Termination Events will apply as provided in Part 5(c).

Part 2: Tax Representations

(a)           Tax Representations.

(i)	Payer Representations. For the purpose of Section 3(e) of this Agreement:

(A)           Party A makes the following representation(s):

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on: the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(B)           Party B makes the following representation(s):

None.

(ii)	Payee Representations. For the purpose of Section 3(f) of this Agreement:

(A)           Party A makes the following representation(s):

(i)	Party A is a tax resident of the United Kingdom;

(ii)
Party A is a "foreign person" within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person;

(iii)
in respect of each Transaction Party A enters into through an office or discretionary agent in the United States or which otherwise is allocated (in whole or part) for United States federal income tax purposes to such United States trade or business, each payment received or to be received by Party A under such Transaction (or portion thereof, if applicable) will be effectively connected with its conduct of a trade or business in the United States; and

(iv)
in respect of all other Transactions or portions thereof, no such payment received or to be received by Party A in connection with this Agreement is attributable to a trade or business carried on by it through a permanent establishment in the United States.

(B)           Party B makes the following representation(s):

None.

(b)	Tax Provisions.

(i)
Gross Up.  Section 2(d)(i)(4) shall not apply to Party B as X and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

(ii)	Indemnifiable Tax. The definition of “Indemnifiable Tax” in Section 14 is deleted in its entirety and replaced with the following:

“Indemnifiable Tax” means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

Part 3: Agreement to Deliver Documents

(a) Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A
Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate.
Upon execution of this Agreement.
Party B
Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate.
(i) Concurrently with the execution and delivery of this Agreement, (ii) upon reasonable demand by Party A and (iii) at anytime when the document last delivered is incorrect or out of date.

(b)	Other Documents to be delivered are (any document to be delivered below via internet shall be deemed to be furnished in writing for purposes of Section 3(d) of the Agreement):

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) representation
Party A and Party B
Any documents required or reasonably requested by the receiving party to evidence authority of the delivering party or its Credit Support Provider, if any, to execute and deliver this Agreement, any Confirmation and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be.
		Upon execution.	Yes
Party A and Party B
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document or any Confirmation, as the case may be.
		Upon execution	Yes
Party A
An opinion of counsel to such party reasonably satisfactory in form and substance to the other party regarding the enforceability of this Agreement, any Confirmation and any Credit Support Documents to which it is a party.
		Upon execution	No
Party B
An opinion of counsel to such party reasonably satisfactory in form and substance to the other party regarding the enforceability of this Agreement, any Confirmation and any Credit Support Documents to which it is a party and the Pooling and Servicing Agreement
		Upon execution	No
Party B	Executed copy of the Pooling and Servicing Agreement	Concurrently with the execution and delivery of this Agreement	Yes

Part 4: Miscellaneous

(a)	Notice by Facsimile Transmission.

Section 12(a) of the Agreement is amended by adding in the third line thereof after the phrase “messaging system” and before the “)” the words “; provided, however, any such notice or other communication may be given by facsimile transmission (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine)”.

Section 12(a)(ii) of the Agreement is deleted in its entirety.

(b)	Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to Party A in respect of Section 5(a)(i) shall be sent to:

Address:         c/o RBS Financial Markets, Level 4,
135 Bishopsgate, London, EC2M 3UR
Attention:       Swaps Administration
Telephone:     020 7085 5000
Fax:                  020 7085 5050

In addition, with respect to Party A, all notices under Sections 5 or 6 of this Agreement (other than notices under Section 5(a)(i)) shall be sent to:

Address:         c/o RBS Financial Markets
Level 7, 135 Bishopsgate
London EC2M 3UR
Attention:       Head of Legal, Financial Markets
Telephone:      44 207 085 5000
Facsimile:         44 207 085 8411

With a copy to:

Address:          600 Steamboat Road
Greenwich, CT  06830
Attention:        Legal Department – Derivatives Documentation
Phone No.:       203-618-2531/32
Facsimile No.: 203-618-2533/34

Address for notices or communications to Party B:

Address: The Bank of New York
101 Barclay Street – 4W Floor
New York, NY 10286
Attention: Corporate Trust Administration MBS Administration, CWALT, Series 2007-HY6
Telephone No.: (212) 815-6093
Facsimile No.: (212) 815-3986

(c)	Process Agent. For the purposes of Section 13(c) of this Agreement:

Party A appoints as its Process Agent: Not Applicable.

Party B appoints as its Process Agent:  Not Applicable.

(d)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(e)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is a Multibranch Party and may act through its London and New York Offices.
Party B is not a Multibranch Party.

(f)	Calculation Agent. The Calculation Agent is Party A.

(g)	Credit Support Document. Credit Support Document means

Party A:	The Credit Support Annex and any guarantee in support of Party A’s obligations under this Agreement.

Party B:	The Credit Support Annex, solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.

(h)	Credit Support Provider.

Party A:	The guarantor, if any, under any guarantee in support of Party A’s obligations under this Agreement.

Party B:	None.

(i)
Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(j)	Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions.

(k)
“Affiliate” will have the meaning specified in Section 14 of this Agreement, provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5: Other Provisions

(a)
Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the “Definitions”) and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof.  The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a “Swap Transaction” shall be deemed references to a “Transaction” for purposes of this Agreement and (ii) references to a “Transaction” in this Agreement shall be deemed references to a “Swap Transaction” for purposes of the Definitions.

(b)	Amendments to ISDA Master Agreement.

(i)	Single Agreement. Section 1(c) is hereby amended by the adding the words “including, for the avoidance of doubt, the Credit Support Annex” after the words “Master Agreement”.

(ii)	Absence of Litigation. In Section 3(c) of the Agreement the words “or any of its Affiliates” shall be deleted.

(iii)	[Reserved]

(iv)	Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

“(g)	Relationship Between Parties.

(1)
Nonreliance.  (i) It is not relying on any statement or representation of the other party regarding any Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2)
Evaluation and Understanding.  (i) It has the capacity to evaluate (internally or through independent professional advice) each Transaction and has made its own decision to enter into each Transaction and (ii) It understands the terms, conditions and risks of each Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)	Purpose. It is entering into each Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)	Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of any Transaction.

(5)
Eligible Contract Participant.  It is an “eligible swap participant” as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an “eligible contract participant” as defined in Section 1(a)(12) of, the Commodity Exchange Act, as amended.”

(v)
Transfer to Avoid Termination Event.  Section 6(b)(ii) is hereby amended by (i) deleting the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party,” and (ii) deleting the words “to transfer” and inserting the words “to effect a Permitted Transfer” in lieu thereof.

(vi)
Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting “; and” from the end of subparagraph 1 and inserting “.” in lieu thereof and (iii) deleting the final paragraph thereof.

(vii)
Local Business Day.  The definition of Local Business Day in Section 14 is hereby amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation”.

(c)	Additional Termination Events. The following Additional Termination Events will apply:

(i)
Moody’s First Ratings Trigger Collateral Failure.  If (A) it is not the case that a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(ii)
S&P Approved Ratings Collateral Failure.  If (A) it is not the case that an S&P Required Ratings Event has occurred and been continuing for 10 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(iii)
Fitch Approved Ratings Collateral Failure.  If (A) it is not the case that a Fitch Required Ratings Event has occurred and been continuing for 30 or more calendar days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(iv)
Moody’s Second Ratings Trigger Replacement.  If (A) a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) at least one Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Early Termination Date, qualify as a Market Quotation (as defined in Part 1(f)(i) above) and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(v)
S&P Required Ratings Failure.  If (A) an S&P Required Ratings Event has occurred and been continuing for 60 or more calendar days and (B) Party A has failed to either (i) effect a Permitted Transfer or (ii) procure an Eligible Guarantee, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(vi)
Fitch Required Ratings Failure.  If (A) a Fitch Required Ratings Event has occurred and been continuing for 30 or more calendar days and (B) Party A has failed to either (i) effect a Permitted Transfer or (ii) procure an Eligible Guarantee, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(vii)
Supplemental Pooling and Servicing Agreement Without Party A’s Prior Written Consent. If Party B enters into an amendment and or supplement to the Pooling and Servicing Agreement or other modification to the Pooling and Servicing Agreement (excluding, for the avoidance of doubt, any amendment to the Pooling and Servicing Agreement that is entered into solely for the purpose of appointing a successor master servicer or trustee) without the prior written consent of Party A where such consent is required under the Pooling and Servicing Agreement, then an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.  Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement.

(viii)
Regulation AB.  Party A and Party B acknowledge and agree that this Agreement shall be a “Derivative Agreement” (as defined in the Regulation AB Agreement) for purposes of Section 4(e) of the Regulation AB Agreement.

(ix)
Optional Termination of Securitization.  An Additional Termination Event shall occur upon the notice to Certificateholders of an Optional Termination becoming unrescindable in accordance with Article IX of the Pooling and Servicing Agreement (such notice, the “Optional Termination Notice”).  With respect to such Additional Termination Event:  (A) Party B shall be the sole Affected Party; (B) notwithstanding anything to the contrary in Section 6(b)(iv) or Section 6(c)(i), the final Distribution Date specified in the Optional Termination Notice is hereby designated as the Early Termination Date for this Additional Termination Event in respect of all Affected Transactions; (C) Section 2(a)(iii)(2) shall not be applicable to any Affected Transaction in connection with the Early Termination Date resulting from this Additional Termination Event; notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries under Section 2(a)(i) or Section 2(e) in respect of the Terminated Transactions resulting from this Additional Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early Termination Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early Termination Date; (D) notwithstanding anything to the contrary in Section 6(d)(i), (I) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional Termination Notice, the Trustee requests the amount of the Estimated Swap Termination Payment, Party A shall provide to the Trustee in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the following Business Day and (II) if the Trustee provides written notice (which may be done in electronic format) to Party A no later than two Business Days prior to the final Distribution Date specified in the Optional Termination Notice that all requirements of the Optional Termination have been met, then Party A shall, no later than one Business Day prior to the final Distribution Date specified in the Optional Termination Notice, make the calculations contemplated by Section 6(e) of the ISDA Master Agreement (as amended herein) and provide to the Trustee in writing (which may be done in electronic format) the amount payable by either Party B or Party A in respect of the related Early Termination Date in connection with this Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related Early Termination Date shall be the lesser of (x) the amount calculated to be due by Party B pursuant to Section 6(e) and (y) the Estimated Swap Termination Payment; and (E) notwithstanding anything to the contrary in this Agreement, any amount due from Party B to Party A in respect of this Additional Termination Event will be payable on the final Distribution Date specified in the Optional Termination Notice and any amount due from Party A to Party B in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution Date specified in the Optional Termination Notice.

(x)
Applied Realized Loss Amounts. For so long as Swap Transaction, reference number D16331647 is a Transaction under this Agreement, if an Applied Realized Loss Amount is applied to reduce the Class Certificate Balance of any class of Senior Certificates, then an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.

(xi)
For the avoidance of doubt, in the event that (A) a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) either an S&P Required Ratings Event has occurred and been continuing for 60 or more calendar days or a Fitch Required Ratings Event has occurred and been continuing for 30 or more calendar days, Party B shall be entitled to declare an Early Termination Date pursuant to Section 6(b)(iv) and Part 5(c)(v) of Part 5(c)(vi), as applicable, for so long as such S&P Required Ratings Event or Fitch Required Ratings Event is continuing, notwithstanding the absence of a Firm Offer from an Eligible Replacement.

(d)
Required Ratings Downgrade Event.  In the event that neither Party A nor any Eligible Guarantor of Party A under an Eligible Guarantee has credit ratings that satisfy the S&P Required Ratings Threshold, the Moody’s Second Trigger Ratings Threshold and the Fitch Required Ratings Threshold (such event, a “Required Ratings Downgrade Event”), then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, using commercially reasonable efforts, either (A) effect a Permitted Transfer or (B) procure an Eligible Guarantee.

(e)
Regulation AB Compliance. Party A and Party B hereby agree that the terms of the Item 1115 Agreement dated as of June 18, 2007 (the “Regulation AB Agreement”), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and The Royal Bank of Scotland plc shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement.  A copy of the Regulation AB Agreement is attached hereto as Exhibit A.

(f)	Transfers.

(i)	Section 7 is hereby amended to read in its entirety as follows:

“Neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction without (a) the prior written consent of the other party, (b) prior written notice to Moody’s and Fitch and (c) satisfaction of the Rating Agency Condition with respect to S&P, except that:

(a)
a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement);

(b)	a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e); and

(c)
Party A may (at its own cost) transfer all or substantially all of its rights and obligations with respect to this Agreement to any other entity that is an Eligible Replacement (i) pursuant to Section 6(b)(ii) or the Regulation AB Agreement (subject to satisfaction of the Rating Agency Condition with respect to S&P) or (ii) in connection with a Replacement Transaction or a Permitted Transfer”.

(ii)
If an Eligible Replacement has made a Firm Offer (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance) to be the transferee pursuant to a transfer in accordance with clause (c) above, Party B shall, at Party A’s written request and at Party A’s expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(g)
Non-Recourse.  Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Supplemental Interest Trust and the proceeds thereof and the assets available under the Pooling and Servicing Agreement, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Supplemental Interest Trust and the proceeds thereof and the assets available under the Pooling and Servicing Agreement should be insufficient to satisfy all claims outstanding following the realization of the account held by the Supplemental Interest Trust and the proceeds thereof, any claims against or obligations of Party B under this Agreement and any Confirmation hereunder still outstanding shall be extinguished and thereafter not revive.  Party B shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Supplemental Interest Trust from the Trust Fund created pursuant to the Pooling and Servicing Agreement.

(h)
Timing ofPayments by Party B upon Early Termination.  Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the “Unfunded Amount”) of any amount that is calculated as being due in respect of any Early Termination Date under Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered into a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(i)
Rating Agency Notifications.  Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been provided prior written notice of such designation or transfer.

(j)
No Set-off.  Except as expressly provided for in Section 2(c), Section 6, Paragraph 8 of the Credit Support Annex or Part 1(f)(i)(D) hereof and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  Section 6(e) shall be amended by deleting the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”.

(k)
Amendment.  Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Rating Agencies has been provided prior written notice of the same and the Rating Agency Condition is satisfied with respect to S&P.

(l)
Notice of Certain Events or Circumstances.  Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, to promptly give notice of such event or condition to the other Party and each Swap Rating Agency; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m)
Proceedings.  No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Supplemental Interest Trust or the Trust Fund formed pursuant to the Pooling and Servicing Agreement, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates.  This provision will survive the termination of this Agreement; provided that nothing herein shall preclude, or be deemed to estop a Relevant Entity from taking any action in any case or proceeding voluntarily filed or commenced by or on behalf of Party B or in any involuntary case or proceeding after it has been commenced.

(n)
Supplemental Interest Trustee Liability Limitations.It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York (“BNY”), as Supplemental Interest Trustee, in the exercise of the powers and authority conferred upon and vested in it under the Pooling and Servicing Agreement and pursuant to instructions set forth therein, and that the Supplemental Interest Trustee shall perform its duties and obligations hereunder in accordance with the standard of care set forth in the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein is made and intended not as a personal representation, undertaking or agreement of BNY but is made and intended for the purpose of binding only the Supplemental Interest Trustee, and (c) under no circumstances shall BNY be personally liable for the payment of any indebtedness or expenses of the Supplemental Interest Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Supplemental Interest Trust herein; provided that nothing in this paragraph shall relieve BNY from performing its duties and obligations hereunder in accordance with the standard of care set forth in the Pooling and Servicing Agreement.

(o)
Severability.  If any term, provision, covenant or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, any such Section) shall be so held to be invalid or unenforceable.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p)	[Reserved].

(q)	[Reserved]

(r)
Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording and agrees to notify such personnel of such monitoring or recording.

(s)
Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)	[Reserved]

(u)	Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(v)	Additional representations.

(i)
Capacity.  Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and each Transaction as principal and not as agent of any person.  Party B represents to Party A on the date on which Party B enters into this Agreement that it is entering into the Agreement and each Transaction in its capacity as Supplemental Interest Trustee.

(w)	Acknowledgements.

(i)	[Reserved]

(ii)
Bankruptcy Code.  Subject to Part 5(m), without limiting the applicability, if any, of any other provision of the U.S. Bankruptcy Code as amended (the “Bankruptcy Code”) (including without limitation Sections 362, 546, 556 and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute “forward contracts” or “swap agreements” as defined in Section 101 of the Bankruptcy Code or “commodity contracts” as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge or similar agreement related hereto will constitute a “margin payment” as defined in Section 101 of the Bankruptcy Code and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556 and 560 of the Bankruptcy Code.

(x)
USA PATRIOT Act Notice.  Party A hereby notifies Party B that pursuant to the requirements of the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.

(y)
Agency Role of Greenwich Capital Markets, Inc.  In connection with this Agreement, Greenwich Capital Markets, Inc. has acted as agent on behalf of Party A. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Party A under this Agreement.

(z)           Additional Definitions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Derivative Provider Trigger Event” means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event (other than an Illegality or a Tax Event) with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

“Eligible Guarantee” means an unconditional and irrevocable guarantee of all present and future obligations (for the avoidance of doubt, not limited to payment obligations) of Party A or an Eligible Replacement to Party A under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P and either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to deduction or withholding for Tax and such opinion has been delivered to Moody’s, (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to deduction or withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such deduction or withholding been required or (C) in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required, under Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

“Eligible Guarantor” means an entity that (A) has credit ratings from S&P at least equal to the S&P Required Ratings Threshold, (B) has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold and (C) has credit ratings from Fitch at least equal to the Fitch Approved Ratings Threshold; provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the S&P Approved Ratings Threshold or the Moody’s First Trigger Ratings Threshold, as applicable, will not cause a Collateral Event (as defined in the Credit Support Annex) to cease to occur or continue.

“Eligible Replacement” means an entity that (A) (i) (a) has credit ratings from S&P at least equal to the S&P Required Ratings Threshold, (b) has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold and (c) has credit ratings from Fitch at least equal to the Fitch Approved Ratings Threshold; provided, for the avoidance of doubt, that an Eligible Replacement with credit ratings below the S&P Approved Ratings Threshold or the Moody’s First Trigger Ratings Threshold, as applicable, will not cause a Collateral Event (as defined in the Credit Support Annex) to cease to occur or continue or (ii) provides an Eligible Guaranty from an Eligible Guarantor and (B) that has executed an Item 1115 Agreement with the Depositor.

“Estimated Swap Termination Payment” means, with respect to an Early Termination Date, an amount determined by Party A in good faith and in a commercially reasonable manner as the maximum payment that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e) of the ISDA Master Agreement, taking into account then current market conditions.

“Financial Institution” means, with respect to any Relevant Entity, a bank, broker/dealer, insurance company, structured investment company or derivative product company.

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

“Fitch” means Fitch, Inc., Fitch Ratings, Ltd. and their subsidiaries including Derivative Fitch, Inc. and Derivative Fitch Ltd. and any successor or successors thereto.

“Fitch Approved Ratings Threshold” means, with respect to any Relevant Entity, a short-term unsecured and unsubordinated debt rating from Fitch of “F1” and a long-term unsecured and unsubordinated debt rating from Fitch of “A”, or if such entity does not have a short-term unsecured and unsubordinated debt rating from Fitch, a long-term unsecured and unsubordinated debt rating from Fitch of “A”.

“Fitch Required Ratings Event” means that neither Party A nor any Eligible Guarantor of Party A under an Eligible Guarantee has credit ratings from Fitch at least equal to the Fitch Required Ratings Threshold.

“Fitch Required Ratings Threshold” means, with respect any Relevant Entity, a short-term unsecured and unsubordinated debt rating from Fitch of “F2” and a long-term unsecured and unsubordinated debt rating from Fitch of “BBB+”, or if such entity does not have a short-term unsecured and unsubordinated debt rating from Fitch, a long-term unsecured and unsubordinated debt rating from Fitch of “BBB+”.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s First Trigger Ratings Threshold” means, with respect to any Relevant Entity, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A2” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-1” or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A1”.

“Moody’s Second Trigger Ratings Event” means that neither Party A nor any Eligible Guarantor of Party A under an Eligible Guarantee has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger Ratings Threshold” means, with respect to any Relevant Entity, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-2” or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3”.

“Permitted Transfer” means a transfer by novation by Party A to a transferee (the “Transferee”) of all, but not less than all, of Party A’s rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied:  (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Party B), (b) an Event of Default, Termination Event or Additional Termination Event would not occur as a result of such transfer, (c) pursuant to a written instrument (the “Transfer Agreement”), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transactions, (d) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A’s rights and obligations under the Agreement and all relevant Transactions; (e) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any cost of entering into a Transfer Agreement); (f) Moody’s and Fitch has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P and (g) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

“Rating Agency Condition” means, with respect to any proposed act hereunder and each Swap Rating Agency specified in connection with such proposed act, a condition that is satisfied when the party proposing such act consults with each of the specified Swap Rating Agencies and receives from each such Swap Rating Agency a prior written confirmation (including by facsimile transmission) that the proposed action would not cause a downgrade or withdrawal of the then-current rating of any Certificates.

“Regulation AB Agreement” shall have the meaning assigned thereto in Part 5(e).

“Relevant Entity” means Party A, a guarantor under an Eligible Guarantee or an Eligible Replacement, as applicable.

“Replacement Transaction” means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

“Required Ratings Downgrade Event” shall have the meaning assigned thereto in Part 5(d).

“S&P” means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

“S&P Approved Ratings Threshold” means, only with respect to a Relevant Entity that is a Financial Institution, a short-term unsecured and unsubordinated debt rating from S&P of “A-1” or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of “A+”.

“S&P Required Ratings Event” means that neither Party A nor any Eligible Guarantor of Party A under an Eligible Guarantee has credit ratings from S&P at least equal to the S&P Required Ratings Threshold.

“S&P Required Ratings Threshold” means, (i) with respect to any Relevant Entity that is a Financial Institution, a short-term unsecured and unsubordinated debt rating from S&P of “A-2” or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of “BBB+” and (ii) with respect to any Relevant Entity that is not a Financial Institution, a short-term unsecured and unsubordinated debt rating from S&P of “A-1” or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of “A+”.

“Swap Rating Agencies” means, with respect to any date of determination, each of S&P, Moody’s and Fitch, to the extent that each such rating agency is then providing a rating for any of the Certificates.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

THE ROYAL BANK OF SCOTLAND PLC By: Greenwich Capital Markets, Inc., its agent	THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007- HY6

(“Party A”)	(“Party B”)
By: /s/ David E. Wagner Name: David E. Wagner Title: Managing Director	By: /s/ Matthew Sabino Name: Matthew Sabino Title: Assistant Treasurer

EXHIBIT A

Regulation AB Agreement

(Bilateral Form) (ISDA Agreements Subject to New York Law Only)

ISDA®
International Swaps and Derivatives Association, Inc.
CREDIT SUPPORT ANNEX

to the Schedule to the

Master Agreement

dated as of June 29, 2007

between

THE ROYAL BANK OF SCOTLAND PLC	and	THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007-HY6
(“Party A”)		(“Party B”)

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

Paragraph 1.	Interpretation

(a)           Definitions and Inconsistency.  Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex.  In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b)           Secured Party and Pledgor.  All references in this Annex to the “Secured Party” will be to either party when acting in that capacity and all corresponding references to the “Pledgor” will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2.	Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder.  Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without further action by either party.

Paragraph 3.	Credit Support Obligations

(a)           Delivery Amount.  Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor’s Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13).  Unless otherwise specified in Paragraph 13, the “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the amount by which:

(i)           the Credit Support Amount

exceeds

(ii)           the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b)           Return Amount.  Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party’s Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13).  Unless otherwise specified in Paragraph 13, the “Return Amount” applicable to the Secured Party for any Valuation Date will equal the amount by which:

(i)           the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

(ii)           the Credit Support Amount.

“Credit Support Amount” means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party’s Exposure for that Valuation Date plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor’s Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph 4.	Conditions Precedent, Transfer Timing, Calculations and Substitutions

(a)           Conditions Precedent.  Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

(i)           no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

(ii)           no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b)           Transfer Timing.  Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c)           Calculations.  All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time.  The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

2

(d)           Substitutions.

(i)           Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the “Substitute Credit Support”); and

(ii)           subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the “Substitution Date”); provided that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 5.	Dispute Resolution

If a party (a “Disputing Party”) disputes (I) the Valuation Agent’s calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (I) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

(i)           In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

(A)          utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

(B)          calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent’s original calculations will be used for that Transaction (or Swap Transaction); and

(C)          utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

(ii)           In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time.  The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

3

Paragraph 6.	Holding and Using Posted Collateral

(a)           Care of Posted Collateral.  Without limiting the Secured Party’s rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property.  Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b)           Eligibility to Hold Posted Collateral; Custodians.

(i)           General.  Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a “Custodian”) to hold Posted Collateral for the Secured Party.  Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor’s obligations to make any Transfer will be discharged by making the Transfer to that Custodian.  The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

(ii)           Failure to Satisfy Conditions.  If the Secured Parry or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

(iii)           Liability.  The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c)           Use of Posted Collateral Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d) (ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Patty, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

(i)           sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

(ii)           register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)           Distributions and Interest Amount

(i)           Distributions.  Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

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(ii)           Interest Amount  Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7.	Events of Default

For purposes of Section 5(a) (iii) (1) of this Agreement, an Event of Default will exist with respect to a party if:

(i)           that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral.  Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

(ii)           that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

(iii)           that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Paragraph 8.	Certain Rights and Remedies

(a)           Secured Party’s Rights and Remedies.  If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

(i)           all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

(ii)           any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

(iii)           the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

(iv)           the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

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(b)           Pledgor’s Rights and Remedies.  If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

(i)           the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

(ii)           the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

(iii)           the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

(iv)           to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

(A)          Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

(B)          to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c)           Deficiencies and Excess Proceeds.  The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d)           Final Returns.  When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9.	Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

(i)           it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

(ii)           it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

(iii)           upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

(iv)           the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

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Paragraph 10.	Expenses

(a)           General.  Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable at any costs and expenses incurred by the other party in connection herewith.

(b)           Posted Credit Support.  The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party’s rights under Paragraph 6(c).

(c)           Liquidation/Application of Posted Credit Support.  All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11.	Miscellaneous

(a)           Default Interest.  A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount.  This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b)           Further Assurances.  Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c)           Further Protection.  The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party’s rights under Paragraph 6(c).

(d)           Good Faith and Commercially Reasonable Manner.  Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e)           Demands and Notices.  All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f)           Specifications of Certain Matters.  Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

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Paragraph 12.	Definitions

As used in this Annex:

“Cash” means the lawful currency of the United States of America.

“Credit Support Amount” has the meaning specified in Paragraph 3.

“Custodian” has the meaning specified in Paragraphs 6(b) (i) and 13.

“Delivery Amount” has the meaning specified in Paragraph 3(a).

“Disputing Party” has the meaning specified in Paragraph 5.

“Distributions” means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c).  Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

“Eligible Collateral” means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

“Eligible Credit Support” means Eligible Collateral and Other Eligible Support.

“Exposure” means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of “Market Quotation”).

“Independent Amount” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Interest Amount” means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

(x)           the amount of that Cash on that day; multiplied by

(y)           the Interest Rate in effect for that day; divided by

(z)           360.

“Interest Period” means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

“Interest Rate” means the rate specified in Paragraph 13.

“Local Business Day,” unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

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“Minimum Transfer Amount” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Notification Time” has the meaning specified in Paragraph 13.

“Obligations” means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

“Other Eligible Support” means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

“Other Posted Support” means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

“Pledgor” means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

“Posted Collateral” means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8.  Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d) (ii) will constitute Posted Collateral in the form of Cash.

“Posted Credit Support” means Posted Collateral and Other Posted Support.

“Recalculation Date” means the Valuation Date that gives rise to the dispute under Paragraph 5: provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the “Recalculation Date” means the most recent Valuation Date under Paragraph 3.

“Resolution Time” has the meaning specified in Paragraph 13.

“Return Amount” has the meaning specified in Paragraph 3(b).

“Secured Party” means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

“Specified Condition” means, with respect to a party, any event specified as such for that party in Paragraph 13.

“Substitute Credit Support” has the meaning specified in Paragraph 4(d) (i).

“Substitution Date” has the meaning specified in Paragraph 4(d) (ii).

“Threshold” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Transfer” means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

(i)           in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

(ii)           in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

(iii)           in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

(iv)           in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

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“Valuation Agent” has the meaning specified in Paragraph 13.

“Valuation Date” means each date specified in or otherwise determined pursuant to Paragraph 13.

“Valuation Percentage” means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

“Valuation Time” has the meaning specified in Paragraph 13.

“Value” means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

(i)           Eligible Collateral or Posted Collateral that is:

(A)          Cash, the amount thereof; and

(B)          a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

(i)           Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

(ii)           Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

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ISDA®
CREDIT SUPPORT ANNEX
to the Schedule to the
ISDA Master Agreement
dated as of June 29, 2007 between

THE ROYAL BANK OF SCOTLAND PLC (hereinafter referred to as “Party A” or “Pledgor”),

and

THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as
Supplemental Interest Trustee for Alternative Loan Trust 2007- HY6 (hereinafter referred to as “Party B” or “Secured Party”)

Paragraph 13.  Elections and Variables.

(a)	Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to Party A: not applicable.

With respect to Party B: not applicable.

(b)	Credit Support Obligations.

(i)	Delivery Amount, Return Amount and Credit Support Amount.

(A)
“Delivery Amount” has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” and inserting in lieu thereof the words “not later than the close of business on each Valuation Date” and (II) by deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.” and inserting in lieu thereof the following:

The “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the greatest of:

(1)
the amount by which (a) the S&P Approved Ratings Credit Support Amount for such Valuation Date exceeds (b) the S&P Approved Ratings Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

(2)
the amount by which (a) the S&P Required Ratings Credit Support Amount for such Valuation Date exceeds (b) the S&P Required Ratings Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

(3)
the amount by which (a) the Moody’s First Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody’s First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

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(4)
the amount by which (a) the Moody’s Second Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody’s Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

(5)	the amount by which (a) the Fitch Credit Support Amount for such Valuation Date exceeds (b) the Fitch Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.

(B)
“Return Amount” has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Credit Support Amount.” and inserting in lieu thereof the following:

The “Return Amount” applicable to the Secured Party for any Valuation Date will equal the least of:

(1)
the amount by which (a) the S&P Approved Ratings Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Approved Ratings Credit Support Amount for such Valuation Date,

(2)
the amount by which (a) the S&P Required Ratings Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Required Ratings Credit Support Amount for such Valuation Date,

(3)
the amount by which (a) the Moody’s First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s First Trigger Credit Support Amount for such Valuation Date,

(4)
the amount by which (a) the Moody’s Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s Second Trigger Credit Support Amount for such Valuation Date, and

(5)	the amount by which (a) the Fitch Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Fitch Credit Support Amount for such Valuation Date.

(C)
“Credit Support Amount” shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Approved Ratings Credit Support Amount, the S&P Required Ratings Credit Support Amount, the Moody’s First Trigger Credit Support Amount, the Moody’s Second Trigger Credit Support Amount or the Fitch Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)	Eligible Collateral.

On any date, the following items will qualify as “Eligible Collateral”:

(iii)	Other Eligible Support.

The following items will qualify as “Other Eligible Support” for the party specified:

Not applicable.

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Collateral	S&P Approved Ratings Valuation Percentage	S&P Required Ratings Valuation Percentage	Moody’s First Trigger Valuation Percentage	Moody’s Second Trigger Valuation Percentage	Fitch Valuation Percentage

(A) Cash	100%	80%	100%	100%	100%

(B) Fixed-rate negotiable USD denominated debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of less than one year	98.04%	78.43%	100%	100%	97.50%

(C) Fixed-rate negotiable USD denominated debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of one year or more but less than five years	98.04%	78.43%	100%	97%	91.50%

(D) Fixed-rate negotiable USD denominated debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of five years or more but less than ten years	92.59%	74.07%	100%	94%	86.30%

(iv)	Threshold.

(A)	“Independent Amount” means zero with respect to Party A and Party B.

(B)
“Threshold” means, with respect to Party A and any Valuation Date, zero if a Collateral Event has occurred and has been continuing (i) for at least 30 Local Business Days if such Collateral Event is attributable to credit ratings of Moody’s, (ii) for at least 10 Local Business Days if such Collateral Event is attributable to credit ratings of S&P, (iii) for at least 30 calendar days if such Collateral Event is attributable to credit ratings of Fitch or (iv) since this Annex was executed; otherwise, infinity.

“Threshold” means, with respect to Party B and any Valuation Date, infinity.

(C)
“Minimum Transfer Amount” means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Class Certificate Balance of the Certificates rated by S&P ceases to be more than USD 50,000,000, the “Minimum Transfer Amount” shall be USD 50,000.

(D)	Rounding: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 1,000.

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(c)	Valuation and Timing.

(i)
“Valuation Agent” means Party A.  All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

(ii)
“Valuation Date” means each Local Business Day on which any of the S&P Approved Ratings Credit Support Amount, the S&P Required Ratings Credit Support Amount, the Moody’s First Trigger Credit Support Amount, the Moody’s Second Trigger Credit Support Amount or the Fitch Crdit Support Amount is greater than zero.

(iii)
“Valuation Time” means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)	“Notification Time” means 9:00 a.m., New York time, on a Local Business Day.

(v)
External Verification.  Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have short-term unsecured and unsubordinated debt rating from Fitch of “F2” or a long-term unsubordinated and unsecured debt rating of at least “BBB+” from Fitch, the Valuation Agent shall (A) calculate the Secured Party’s Exposure and the Fitch Value of Posted Credit Support on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Support; such verification of the Secured Party’s Exposure shall be based on the higher of the two external marks.  Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period.  The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B.  The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party’s Exposure based on the greater of the Valuation Agent’s internal marks and the external marks received.  If the Fitch Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the Fitch Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having a Fitch Value as of the date of Transfer at least equal to such deficiency.

(vi)
Notice to Fitch.  At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have short-term unsecured and unsubordinated debt rating from Fitch of “F2” or a long-term unsubordinated and unsecured debt rating of at least “BBB+” from Fitch, the Valuation Agent shall provide to Fitch not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party’s Exposure and the Fitch Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date.  The Valuation Agent shall also provide to Fitch any external marks received pursuant to the preceding paragraph.

(d)
Conditions Precedent and Secured Party’s Rights and Remedies.  The following Termination Events will be a “Specified Condition” for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):  With respect to Party A: any Additional Termination Event with respect to which Party A is the sole Affected Party.  With respect to Party B: None.

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(e)	Substitution.

(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)	Dispute Resolution.

(i)	“Resolution Time” means 9:00 a.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)
Value.  Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Approved Ratings Value, the S&P Required Ratings Value, the Moody’s First Trigger Value, the Moody’s Second Trigger Value and the Fitch Value, on any date, of Eligible Collateral will be calculated as follows:

For Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii): the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.  For Eligible Collateral in the form of Cash, the product of (1) the amount of such Cash and (2) the applicable Valuation Percentage.

(iii)	Alternative. The provisions of Paragraph 5 will apply.

(iv)
Paragraph 5 is amended by deleting the words “(X) the date that the demand is made under Paragraph 3 in the case of (I) above” in the fourth and seventh lines of such paragraph and inserting in lieu thereof the words “(X) the date that the delivery is made under Paragraph 3(a) or the date that the demand is made under Paragraph 3(b) in the case of (I) above”.

(v)	For purposes of Paragraph 5(i)(B), Market Quotation shall have the meaning given to such term in Section 14 of the Agreement.

(g)	Holding and Using Posted Collateral.

(i)
Eligibility to Hold Posted Collateral; Custodians.  Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b) so long as Party B (or any Custodian) is a financial institution located in the United States having total assets of at least $250,000,000 and (i) a short term unsecured and unsubordinated debt or counterparty rating of “Prime-1” from Moody’s and a long-term unsecured and unsubordinated debt rating from Moody’s of at least “A1” and (ii) a short-term unsecured and unsubordinated debt rating from S&P of “A-1” and a long-term unsecured and unsubordinated debt rating from S&P of “A+”.

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In the event that Party A (or any Custodian) no longer satisfies the credit ratings of S&P set forth in clause (ii) above, Party B shall cause any Posted Collateral to be moved to another financial institution satisfying such credit ratings in clause (ii) above within 60 calendar days.

Initially, the Custodian for Party B is:  The Bank of New York.

(ii)	Use of Posted Collateral. The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)	Distributions and Interest Amount.

(i)	Interest Rate. The “Interest Rate” will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian.

(ii)
Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

(iii)	Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)	Additional Representation(s). There are no additional representations by either party.

(j)	Other Eligible Support and Other Posted Support.

(i)	“Value” with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)	“Transfer” with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)
Demands and Notices.  All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

Party A:

Global Collateral Support Unit
The Royal Bank of Scotland plc, Financial Markets
280 Bishopsgate
London EC2M 4RB
Facsimile:  44.207 085 4793
Telephone: 44.207 085 5209

With a copy to:

Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich CT 06830
Attn:           Derivatives Settlements
Telephone:  203-618-2781 (Rob Bache)

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203-618-2440 (Operations main number)
Facsimile: 203-618-2579

If to Party B’s Custodian, at the address specified for Party B pursuant to the Notices Section of this Agreement

(l)	Address for Transfers. Each Transfer hereunder shall be made to an address specified in writing from time to time by the party to which such Transfer will be made.

(m)	Other Provisions.

(i)
Collateral Account.  In the event that the Threshold applicable to Party A has been reduced to zero, Party B shall open and maintain a segregated account, and hold, record and identify all Posted Collateral in such segregated account.

(ii)
Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii)
Calculation of Value.  Paragraph 4(c) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Approved Ratings Value, S&P Required Ratings Value, Moody’s First Trigger Value, Moody’s Second Trigger Value, Fitch Value”.  Paragraph 4(d)(ii) is hereby amended by (A) deleting the words “a Value” and inserting in lieu thereof “an S&P Approved Ratings Value, S&P Required Ratings Value, Moody’s First Trigger Value, Moody’s Second Trigger Value or Fitch Value, as applicable” and (B) deleting the words “the Value” and inserting in lieu thereof “the S&P Approved Ratings Value, S&P Required Ratings Value, Moody’s First Trigger Value, Moody’s Second Trigger Value or Fitch Value, as applicable”.  Paragraph 5 (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Approved Ratings Value, S&P Required Ratings Value, Moody’s First Trigger Value, Moody’s Second Trigger Value or Fitch Value, as applicable”.  Paragraph 5(i) (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Approved Ratings Value, S&P Required Ratings Value, Moody’s First Trigger Value, Moody’s Second Trigger Value or Fitch Value, as applicable”.  Paragraph 5(i)(C) is hereby amended by deleting the word “Value” and inserting in lieu thereof “the S&P Approved Ratings Value, S&P Required Ratings Value, Moody’s First Trigger Value, Moody’s Second Trigger Value or Fitch Value, as applicable”.  Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words “the Value” and inserting in lieu thereof “any one or more of the S&P Approved Ratings Value, S&P Required Ratings Value, Moody’s First Trigger Value, Moody’s Second Trigger Value or Fitch Value” and (2) deleting the second instance of the words “the Value” and inserting in lieu thereof “such disputed S&P Approved Ratings Value, S&P Required Ratings Value, Moody’s First Trigger Value, Moody’s Second Trigger Value or Fitch Value, as applicable”.  Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word “Value” and inserting in lieu thereof “least of the S&P Approved Ratings Value, S&P Required Ratings Value, Moody’s First Trigger Value, Moody’s Second Trigger Value and Fitch Value”.

(iv)	[Reserved]

(v)
Events of Default.  Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.  Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (i) (A) a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A, (ii) an S&P Required Ratings Event has occurred and been continuing for 10 or more Local Business Days or (iii) (A) a Fitch Required Ratings Event has occurred and been continuing for 30 or more calendar days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

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(vi)
Expenses.  Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(vii)	Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after “the Interest Amount” in the fourth line thereof the words “less any applicable withholding taxes.”

(viii)
Notice of Failure to Post Collateral.  Upon any failure by Party A to post Eligible Collateral as required under this Agreement, Party B shall, no later than the next Business Day after the date such Eligible Collateral was required to be posted, give a written notice of such failure to Party A and to the Depositor.  For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, the failure of Party B to comply with the requirements of this paragraph shall not constitute an Event of Default or Termination Event.

(ix)           Additional Definitions.  As used in this Annex:

“Collateral Event” means that neither Party A nor any Eligible Guarantor of Party A under an Eligible Guarantee has credit ratings at least equal to the Moody’s First Trigger Ratings Threshold, the S&P Approved Ratings Threshold (or, in the case of an entity that is not a Financial Institution, credit ratings from S&P at least equal to the credit ratings set forth in clause (ii) of the definition of S&P Required Ratings Threshold) or the Fitch Approved Ratings Threshold.

“Exposure” has the meaning specified in Paragraph 12, except that (i) after the word “Agreement” the words “(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)” shall be inserted and (ii) Replacement Transactions shall have the meaning given to such term in the definition of “Market Quotation” in Section 14 of the Agreement.

“Fitch Approved Ratings Threshold Event” means that neither Party A nor any Eligible Guarantor of Party A under an Eligible Guarantee has credit ratings from Fitch at least equal to the Fitch Approved Ratings Threshold.

“Fitch Credit Support Amount” means, for any Valuation Date, the excess, if any, of:

(I)           (A)           for any Valuation Date on which a Fitch Approved Ratings Threshold Event has occurred and been continuing (x) for at least 30 calendar days or (y) since this Annex was executed, an amount equal to the sum of (1) the Secured Party’s Exposure and (2) the sum, for each Transaction, of the product of (a) the Fitch Volatility Cushion for such Transaction and (b) the Notional Amount of such Transaction for the Calculation Period which includes such Valuation Date, or,

(B)           for any other Valuation Date, zero, over

(II)           the Threshold for Party A for such date.

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“Fitch Volatility Cushion” means, for any Transaction, the related percentage set forth in the following table:

	Remaining Weighted Average Maturity of Transaction (years)
Rating of Most Senior Class of Certificates Outstanding on Valuation Date	1	2	3	4	5	6	7	8
At least “AA-”	0.8%	1.7%	2.5%	3.3%	4.0%	4.7%	5.3%	5.9%
“A+/A”	0.6%	1.2%	1.8%	2.3%	2.8%	3.3%	3.8%	4.2%
“A-/BBB+” or lower	0.5%	1.0%	1.6%	2.0%	2.5%	2.9%	3.3%	3.6%

	Remaining Weighted Average Maturity of Transaction (years)
Rating of Most Senior Class of Certificates Outstanding on Valuation Date	9	10	11	12	13	14	Greater than or equal to 15
At least “AA-”	6.5%	7.0%	7.5%	8.0%	8.5%	9.0%	9.5%
“A+/A”	4.6%	5.0%	5.3%	5.7%	6.0%	6.4%	6.7%
“A-/BBB+” or lower	4.0%	4.3%	4.7%	5.0%	5.3%	5.6%	5.9%

“Local Business Day” means: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

“Moody’s First Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of:

(I)	(A)
for any Valuation Date on which (i) a Moody’s First Trigger Failure Condition has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (ii) it is not the case that a Moody’s Second Trigger Failure Condition has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (a) zero and (b) the sum of the Secured Party’s Exposure and the aggregate of Moody’s Additional Collateralized Amounts for each Transaction.

For the purposes of this definition, the “Moody’s Additional Collateralized Amount” with respect to any Transaction shall mean:

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the lesser of (i) the product of the Moody’s First Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of the Moody’s First Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

(B)           for any other Valuation Date, zero, over

(II)	the Threshold for Party A for such Valuation Date.

“Moody’s First Trigger Failure Condition” means that neither Party A nor any Eligible Guarantor of Party A under an Eligible Guarantee has credit ratings from Moody’s at least equal to the Moody's First Trigger Ratings Threshold.

“Moody’s First Trigger DV01 Multiplier” means (A) if each Local Business Day is a Valuation Date, 15 or (B) otherwise, 25.

“Moody’s First Trigger Notional Amount Multiplier” means (A) if each Local Business Day is a Valuation Date, 2% or (B) otherwise, 4%.

“Moody’s First Trigger Value” means, on any date and with respect to any Eligible Collateral, the bid price obtained by the Valuation Agent multiplied by the Moody’s First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Moody’s Second Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of:

(I)	(A)
for any Valuation Date on which a Moody’s Second Trigger Failure Condition has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the Next Payments and (c) the sum of the Secured Party’s Exposure and the aggregate of Moody’s Additional Collateralized Amounts for each Transaction.

For the purposes of this definition, the “Moody’s Additional Collateralized Amount” with respect to any Transaction shall mean:

if such Transaction is not a Transaction-Specific Hedge,

the lesser of (i) the product of the Moody’s Second Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of the Moody’s Second Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

if such Transaction is a Transaction-Specific Hedge,

the lesser of (i) the product of the Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of the Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

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(B)           for any other Valuation Date, zero, over

(II)	the Threshold for Party A for such Valuation Date.

“Moody’s Second Trigger Failure Condition” means that neither Party A nor any Eligible Guarantor of Party A under an Eligible Guarantee has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger DV01 Multiplier” means (A) if each Local Business Day is a Valuation Date, 50 or (B) otherwise, 60.

“Moody’s Second Trigger Notional Amount Multiplier” means (A) if each Local Business Day is a Valuation Date, 8% or (B) otherwise, 9%.

“Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier” means (A) if each Local Business Day is a Valuation Date, 65 or (B) otherwise, 75.

“Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier” means (A) if each Local Business Day is a Valuation Date, 10% or (B) otherwise, 11%.

“Moody’s Second Trigger Value” means, on any date and with respect to any Eligible Collateral, the bid price obtained by the Valuation Agent multiplied by the Moody’s Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Next Payment” means, in respect of each Transaction, the greater of (i) any payments due to be made by Party A under Section 2(a) on the Next Payment Date less any payments due to be made by Party B under Section 2(a) on the Next Payment Date (any such payments determined based on rates prevailing on such Valuation Date) and (ii) zero.

“Next Payment Date” means, in respect of each Transaction, the date on which the next scheduled payment under such Transaction is due to be paid.

“Pricing Sources” means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

“S&P Approved Ratings Credit Support Amount” means, only if Party A or an Eligible Guarantor of Party A under an Eligible Guarantee is a Financial Institution, for any Valuation Date, the excess, if any, of:

(I)	(A)
for any Valuation Date on which (i) an S&P Approved Ratings Threshold Event has occurred and been continuing (x) for at least 10 Local Business Days or (y) since this Annex was executed and (ii) it is not the case that an S&P Required Ratings Threshold Event has occurred and been continuing for at least 10 Local Business Days, an amount equal to the Secured Party’s Exposure, or

(B)	for any other Valuation Date, zero, over

(II)	the Threshold for Party A for such Valuation Date.

“S&P Approved Ratings Threshold Event” means, only if Party A or an Eligible Guarantor of Party A under an Eligible Guarantee is a Financial Institution, that neither Party A nor any Eligible Guarantor of Party A under an Eligible Guarantee has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

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“S&P Approved Ratings Value” means, on any date and with respect to any Eligible Collateral, the bid price obtained by the Valuation Agent multiplied by the S&P Approved Ratings Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

“S&P Required Ratings Credit Support Amount” means, for any Valuation Date, the excess, if any, of:

(I)	(A)
for any Valuation Date on which an S&P Required Ratings Threshold Event has occurred and been continuing for at least 10 Local Business Days, an amount equal to 125% of the Secured Party’s Exposure, or

(B)	for any other Valuation Date, zero, over

(II)	the Threshold for Party A for such Valuation Date.

“S&P Required Ratings Threshold Event” means that neither Party A nor any Eligible Guarantor of Party A under an Eligible Guarantee has credit ratings from S&P at least equal to the S&P Required Ratings Threshold.

“S&P Required Ratings Value” means, on any date and with respect to any Eligible Collateral, the bid price obtained by the Valuation Agent multiplied by the S&P Required Ratings Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

“Transaction Exposure” means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

“Transaction-Specific Hedge” means any Transaction that is (i) an interest rate cap, interest rate floor or interest rate swaption or (ii) any other Transaction in respect of which either (x) the Notional Amount for each Calculation Period of such Transaction is “balance guaranteed” or (y) the Notional Amount for each Calculation Period of such Transaction is not a specific dollar amount that is fixed at the inception of the Transaction.

“Valuation Percentage” shall mean, for purposes of determining the S&P Approved Ratings Value, the S&P Required Ratings Value, the Moody’s First Trigger Value, the Moody’s Second Trigger Value or Fitch Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Approved Ratings Valuation Percentage, S&P Required Ratings Valuation Percentage, Moody’s First Trigger Valuation Percentage, Moody’s Second Trigger Valuation Percentage or Fitch Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

“Value” shall mean, in respect of any date, the related S&P Approved Ratings Value, the related S&P Required Ratings Value, the related Moody’s First Trigger Value, the related Moody’s Second Trigger Value and the related Fitch Value, as applicable.

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IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

THE ROYAL BANK OF SCOTLAND PLC By: Greenwich Capital Markets, Inc., its agent	THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007- HY6
By: /s/ David E.Wagner Name David E. Wagner Title: Managing Director Date: June 29, 2007	By: Matthew Sabino Name: Matthew Sabino Title: Assistant Treasurer Date:

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